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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                               ______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)   March 21, 1994



                     BANKERS TRUST NEW YORK CORPORATION
             (Exact Name of Registrant as Specified in Charter)



         New York                   1-5920           13-6180473
(State or Other Jurisdiction      (Commission      (IRS Employer
      of Incorporation)           File Number)   Identification No.)



250 Park Avenue, New York, New York                              10017
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 250-2500



                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.     Other Events

            On March 21, 1994, Bankers Trust New York Corporation (the "Corporation") entered into an underwriting agreement with Lehman Brothers Inc. and Smith Barney Shearson Inc. covering the issuance and sale of 8,000,000 Depositary Shares (the "Depositary Shares"), each representing a one-hundredth interest in a share of Adjustable Rate Cumulative Preferred Stock, Series Q ($2,500 Liquidation Preference) (the "Series Q Preferred Stock"). The Depositary Shares are to be issued pursuant to a Depositary Agreement, dated as of March 28, 1994, among the Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts representing the Depositary Shares. The Depositary Shares and Series Q Preferred Stock were registered under the Securities Act of 1933 pursuant to the Corporation's shelf registration statement on Form S-3 (File No. 33-50395).

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

      (c)   Exhibits.

            (1) Underwriting Agreement, dated March 21, 1994, between Bankers Trust New York Corporation and Lehman Brothers Inc. and Smith Barney Shearson Inc., as Underwriters.

        (4)(a) Form of Deposit Agreement, dated as of March 28, 1994 (the "Deposit Agreement"), among Bankers Trust New York Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts issued thereunder, including Form of Depositary Receipt (incorporated by reference to Exhibit
                  4.5 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

        (4)(b) Form of Certificate representing the Adjustable Rate Cumulative Preferred Stock, Series Q ($2,500 Liquidation Preference) (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

        (4)(c) Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of

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                  Bankers Trust New York Corporation relating to the
                  Adjustable Rate Cumulative Preferred Stock, Series Q ($2,500 Liquidation Preference), filed with the State of New York on March 28, 1994 (incorporated by reference to
                  Exhibit 4.1 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

           (8) Opinion, dated August 19, 1993, of Sullivan & Cromwell, as special tax counsel to the Corporation, regarding certain tax matters.

          (24)    Consent of Sullivan & Cromwell (included in Exhibit (8)).

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 1994


                              BANKERS TRUST NEW YORK CORPORATION



                              By: GORDON S. CALDER, JR.
                                 Name:   Gordon S. Calder, Jr.
                                 Title:  Assistant Secretary

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                             INDEX TO EXHIBITS

      (1) Underwriting Agreement, dated March 21, 1994, between Bankers Trust New York Corporation and Lehman Brothers Inc. and Smith Barney Shearson Inc., as Underwriters.

  (4)(a) Form of Deposit Agreement, dated as of March 28, 1994 (the "Deposit Agreement"), among Bankers Trust New York Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts issued thereunder, including Form of Depositary Receipt (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

  (4)(b) Form of Certificate representing the Adjustable Rate Cumulative Preferred Stock, Series Q ($2,500 Liquidation Preference) (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

  (4)(c) Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Bankers Trust New York Corporation relating to the Adjustable Rate Cumulative Preferred Stock, Series Q ($2,500 Liquidation Preference), filed with the State of New York on March 28, 1994 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A of Bankers Trust New York Corporation, file number 1-5920).

     (8) Opinion, dated August 19, 1993, of Sullivan & Cromwell, as special tax counsel to the Corporation, regarding certain tax matters.

    (24)    Consent of Sullivan & Cromwell (included in Exhibit (8)).